SUPPLEMENT DATED AUGUST 11, 2011
TO PROSPECTUS DATED MAY 1, 2011
FOR
TFLIC FREEDOM ELITE BUILDER®
TFLIC FREEDOM ELITE BUILDER II®
TFLIC FINANCIAL FREEDOM BUILDER®
Each An Individual Flexible Premium Variable Life Insurance Policy
and
TO PROSPECTUS DATED MAY 1, 2008
FOR
TFLIC FREEDOM WEALTH PROTECTORSM
 A Joint Survivor Flexible Premium Variable Life Insurance Policy
Issued through
TFLIC Series Life Account
By
Transamerica Financial Life Insurance Company

This Supplement modifies certain information contained in your TFLIC Freedom Elite Builder®, TFLIC Freedom Elite Builder II®, TFLIC Freedom Wealth ProtectorSM and/or TFLIC Financial Freedom Builder® prospectuses.  Please read it carefully and retain it for future reference.  All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses.

The following information replaces the information regarding loan requests by telephone that is contained in your current product prospectus or supplement to your prospectus under the heading “Loans”:

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. If the loan amount you request by telephone exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE